SSgA FUNDS

SUPPLEMENT DATED APRIL 6, 2006

SSgA DIRECTIONAL CORE EQUITY FUND

PROSPECTUS

DATED DECEMBER 16, 2005

Shareholders are hereby notified that the prospectus section entitled “Fees and Expenses of the Fund—Annual Fund Operating Expenses” is hereby amended as follows:

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

Management Fee		1.25%
Distribution and Service (12b-1) Fees(1)		.03
Other Expenses:
Dividend Expense on Securities Sold Short(2)	0.21%
Remainder of Other Expenses	4.86
Total Other Expenses		5.07
Total Annual Fund Operating Expenses		6.35%
Less Contractual Expense Reimbursement(3)		(4.54)%
Net Annual Fund Operating Expenses(2)		1.81%

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The 2% redemption fee does not apply in the example. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested,  and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 year	3 years	5 years	10 years

$183	$1,537	$2,977	$6,999

(1) The stated fee includes .00% for 12b-1 Distribution and .03% for 12b-1 Shareholder Servicing Fees.

(2) “Dividend Expense on Securities Sold Short” reflects the amounts paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(3) The Advisor has contractually agreed to reimburse the Directional Core Equity Fund for all expenses (exclusive of nonrecurring account fees, extraordinary expenses and dividends and interest on securities sold short) in excess of 1.60% of average daily net assets on an annual basis until December 31, 2006.

The 2% redemption fee on the fund is not reflected in the example as it applies to redemptions within the first 60 days of purchase. The cost of the original investment will be higher if shares are redeemed within 60 days of purchase.

Investors purchasing fund shares through a financial intermediary, such as a bank or an investment advisor, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

Long-term shareholders of the fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE